Exhibit 10.55


             AGREEMENT BETWEEN EDUCATIONAL VIDEO CONFERENCING, INC.
           AND AMERICAN ACADEMEY OF PROFESSIONAL CODERS, INC. FOR THE
               OFFERING OF INTERACTIVE VIDEO CONFERENCED COURSES




                               W I T N E S S E T H
                               -------------------

          AGREEMENT made this 1st day of June 2000, between American Academy of Professional Coders, Inc. with offices located at, 309 West 700th South, Salt Lake City, Utah 84101 (hereinafter referred to as "AAPC"), and Educational Video Conferencing Inc., (hereinafter "EVCI"), with offices located at 35 East Grassy Sprain Road, Suite 204, Yonkers, New York 10710.

          WHEREAS, AAPC is a Utah corporation engaged in the business of offering non-technical and technical programs and certifications along with non-credit courses and \ or programs, and,

          WHEREAS, EVCI is a Delaware corporation engaged in the business of providing access to such courses both to corporations and consumers by way of synchronous and interactive video conferencing and asynchronous distance learning,

          WHEREAS, AAPC and EVCI wish to enter into a mutually beneficial agreement whereby EVCI will provide to such businesses and consumers, access to AAPC courses and programs.

          WHEREAS, AAPC will enhance their own delivery mechanism to their own client base by using the EVCI technology platform,

          WHEREAS, both companies will co-market each other's service as described herein,

          NOW, THEREFORE in consideration the mutual promises and covenants contained herein, the parties hereby agree as follows:

       1. a.) EVCI shall have the right, for the duration of this agreement and any renewal hereof, to offer all training programs, certificate programs and courses offered by AAPC, except as provided for herein, via synchronous and asynchronous Interactive Distance Learning (hereinafter "IDL") commencing upon the execution of this agreement. AAPC shall have the right to co-market EVCI programs to their clients interested in receiving EVCI college and \ or training programs that are not in conflict with AAPC offerings under the terms contained herein. To avoid misunderstanding AAPC shall identify any client to whom they intend to co-market EVCI programs prior to any contact thereof and secure written authority from EVCI to proceed.

            b.) For the purposes of this agreement, IDL shall be defined as two way interactive distance learning delivered over video equipped desktop computers, video conferencing or video conferencing room systems, as the case may be, in which the student can see and hear the professor/instructor and the professor/instructor can see and hear the individual student. IDL also shall include one-way video, two-way audio distance learning and asynchronous delivery systems.

            c.) Unless AAPC and EVCI agree otherwise in writing, the minimum class size for the offering of an IDL course shall be ten (10) students or less providing that the class generates a minimum of $5,500 gross revenue per day.

        2. EVCI will make available, all hardware software, and video conferencing equipment (collectively referred to as "equipment") necessary to provide access for AAPC courses to EVCI IDL students. Students taking IDL courses on desktop computers must have computers capable of being video enabled and function as IDL desktop systems over the EVCI network. The parties acknowledge that it is the primary goal of EVCI to solicit students from corporations, governmental agencies, institutions (hereinafter "Institutional Employers") and through consumer channels. EVCI shall address all student equipment issues with the Institutional Employers and their employees as well as student equipment issues arising from the consumer market. In any event, AAPC shall not be responsible for the cost of any equipment whatsoever at EVCI Institutional Employers' locations and/or EVCI student's homes except as containing herein. Such equipment will be supplied based on student and \ or "Institutional Employer" commitment to a minimum amount of courses and tuition's as set forth in individual agreements with the "Institutional Employers." In the event that AAPC deploys EVCI equipment to their clients, AAPC shall be responsible to pay for all equipment. Equipment deployed by AAPC must meet the standards set by EVCI in-order to function on the EVCI network. EVCI assumes no responsibility for equipment that does not meet its specs.

        3. EVCI is responsible for costs for marketing, advertising, and promotion regarding EVCI's offering of access to AAPC courses. AAPC will be responsible for all costs for marketing, advertising, and promotion regarding EVCI's offering to established AAPC clients. Unless otherwise agreed, AAPC will provide 100 brochures, catalogues, course schedules, program and course descriptions, posters, etc., to EVCI for distribution to employees of EVCI's corporate, governmental and institutional clients promoting the AAPC programs and courses offered through EVCI. AAPC will provide such promotional information and course schedules on computer disc to enable EVCI to reproduce the information for marketing and enrollment purposes including publication on the EVCI web site.

        4. EVCI shall provide teaching facilities for AAPC teachers. Said facilities shall be located in Yonkers, New York or such other location as determined by EVCI. AAPC shall be responsible to insure that all teaching assignments are properly scheduled and appropriately staffed to meet the requirements for all classes and programs offered. In the event that AAPC does not provide a qualified teacher for a scheduled class then AAPC agrees to indemnify and hold EVCI harmless for any liability arising thereof.

        5. AAPC is responsible for all communication charges from the originating teacher station to the MCU Bridge. EVCI assumes responsibility for cost in obtaining, providing, or paying for telecommunication signal transport for video conferenced courses from the MCU Bridge to corporate locations and/or students homes.

        6. All software solutions remain the sole and exclusive property of EVCI, including, but not limited to any and all patents, copyrights and trademarks, if any, associated therewith. All classroom, course and program materials or other information supplied by AAPC, and all rights and interests in said materials will remain the sole and exclusive property of AAPC.

        7. EVCI will provide reasonably prompt service for repair or replacement of defective interactive video conferencing equipment and software as necessary.

        8. Neither party shall utilize the other's name or any associated names, trademarks, copyrights, etc., without prior written consent. Such permission shall not be unreasonably denied for marketing and sales purposes.

        9. a.) EVCI will provide faculty development to AAPC faculty reasonably required for the offering of AAPC courses through EVCI as follows: one- two day training course will be supplied as part of this agreement. Additional training courses will be billed at $2,200 per two-day session plus expenses.

            b.) AAPC shall be responsible for obtaining the services of all faculty participating in courses offered through EVCI, including but not limited to paying faculty's salary and benefits (if any) and verification of
qualifications.   EVCI  assumes  no  responsibility  for  any  costs  associated therewith.

        10. EVCI is solely responsible to provide site locations for IVC/DL students to participate in AAPC courses. AAPC assumes no responsibility for obtaining or maintaining said sites for EVCI students or for any rent or other costs associated therewith.

        11. EVCI is not responsible for curriculum, course content, faculty qualifications, course materials or any other aspect of the academic content of any courses offered hereunder. However, AAPC agrees to be receptive to and consider EVCI input as to course content presentation and delivery of IDL courses consistent with required academic standards.

        12. EVCI agrees to make every reasonable effort to maintain its equipment in good working order. However, EVCI is not responsible for service or repair delays or interruption of service caused by strikes, labor actions, power outages (other than those limited to site locations alone), acts of God or other matters beyond EVCI's control.

        13. AAPC hereby acknowledges that the IDL programs marketed by EVCI are targeted toward Corporate training departments. AAPC therefore agrees to offer IVC/DL courses at dates and times appropriate to the target market, including the hours of 8:00 a.m. to 11:00 p.m., seven days per week, and at such other times requested by EVCI based upon EVCI's Institutional Employers and their employees needs.

        14. The parties hereby acknowledge that this agreement is intended by the parties to facilitate the offering of training courses, or other similar courses of study.

        15. Administrative Functions

            a.) AAPC shall be responsible for all of its own administrative functions, if any, associated with the offering of IDL courses through EVCI.

            b.) AAPC will provide to EVCI all necessary administrative forms, applications, written instructions, catalogues, etc. in advance of marketing courses to any organization. It is understood by the parties that EVCI is merely a conduit and assumes no liability whatever for the accuracy or correctness of the information in said forms provided by AAPC or for return of any of the aforesaid documents to AAPC.

        16. If AAPC desires to co-market EVCI programs to its clients, with EVCI, then AAPC shall identify the client (AAPC client) to whom they intend to market EVCI programs prior to any contact thereof and secure written authority from EVCI to proceed. If EVCI wishes to proceed, EVCI shall so notify AAPC and assign a salesperson to work with AAPC. If EVCI is able to enter into a contract with said AAPC client, then EVCI shall pay AAPC a commission as set forth in paragraph 17 below.

        17. Fees, Payments and Tuition

The following  structure  will be the  financial  basis  for the  entire agreement:

        a.) AAPC will pay for all equipment deployed at their client locations. b.) AAPC shall pay to EVCI [*]percent of the gross tuition actually collected by AAPC for its courses delivered over the EVCI network to EVCI clients. Payment to EVCI shall be within 30 days after actual collection thereof. Said payments shall commence the month immediately following the collection of any such tuition by AAPC. In the event that EVCI collects course tuition from its clients for AAPC courses, EVCI will promptly pay AAPC as stated in this paragraph.
        c.) EVCI will license its network to AAPC so that AAPC will be enabled to deliver its programs directly to its own clients. The licensing fees for network services are as follows: Based on increments of 3 seats


                Equipment, Software, TeleCo (24/7) Point to point usage 5 year contract [*] per seat per month
                3 year contract [*] per seat per month

        Point to multi-point

                        [*] per port (one time charge)
                        plus [*] per hour based on actual usage
                        includes   all   multi-point    usage   fees
                        including scheduling, monitoring, help desk, software upgrades etc.

         d.) In addition to the direct and operating cost as stated in paragraph above, AAPC shall pay to EVCI [ * ] royalty on all revenue generated through the delivery of AAPC programs to AAPC clients when using the EVCI network.
         e.) In the event that EVCI enters into a contract to offer its programming to an AAPC client, EVCI will be responsible for communications charges from the MCU bridge to the client and give AAPC a [ * ] commission on all EVCI revenue from tuitions actually collected as a result of AAPC efforts on behalf of EVCI to AAPC clients. All other AAPC charges as stated herein remain in effect.
         f.) EVCI shall have the right, on a semi-annual basis, to examine the books and records of AAPC, pertaining to all students taking courses through EVCI, in order to audit any accounts due and owing the respective parties. AAPC shall have the right to audit EVCI accounts for students taking AAPC courses on the same basis.

         g.) Commencing with the start of the first classes enabled by EVCI, and continuing each month thereafter, AAPC will supply EVCI with a list of all students who have registered for courses through EVCI. The said list to include, each student's name, address, telephone number, social security number, registration, and payment status. EVCI shall provide to AAPC updated information relating to AAPC students each month.

        18.  AAPC  's  Public  Relations   Department  will  provide  reasonable
cooperation with EVCI in promoting EVCI/AAPC corporate training program and the IDL courses offered through EVCI.

        19. AAPC shall maintain content control over all courses and will be receptive to EVCI input as to IVC/DL presentation.

[*] Confidential Portion

        20. Both companies will assign at least one person who at all times will act as liaison between AAPC and EVCI.

                  For EVCI:

                           Vice President of Sales
                           Educational Video Conferencing, Inc.
                           35 East Grassy Sprain Road
                           Yonkers, NY 10710
                           (914) 787-3544

                  For AAPC:





Official notices regarding this agreement or the general relationship between EVCI and AAPC should be directed to:

                  For EVCI:
                           Dr. Arol Buntzman
                           CEO
                           Educational Video Conferencing, Inc.
                           35 East Grassy Sprain Rd.
                           Yonkers, NY  10710
                           (914)-787-3515

                  For AAPC:




        21. Term of Agreement

            a.) The basic term of this agreement shall be THREE (3) YEARS.

            b.) The parties hereby acknowledge the necessity for allowing IDL students continuity and ongoing access to courses and programs, so long as there is adequate registration for the course to begin.

            c.) In light of the  foregoing,  the parties  agree that  commencing
January 1, 2000 and every January 1st thereafter, this agreement shall automatically be extended for an additional period of ONE (1) YEAR, subject to the conditions hereinafter contained.

            d.) In the event that either party should desire not to automatically extend this agreement, then and in that event, such party shall so notify the other in writing, by Certified Mail, Return Receipt Requested, no later than April 1 of any given year, after which the agreement will not be extended for an additional ONE (1) YEAR, but will have only the three years of the existing term remaining.

            e.) EVCI shall make all reasonable efforts to meet its obligation under this agreement to provide high quality delivery and access of AAPC's courses offered through EVCI. If at any time after the second anniversary date of the execution of this agreement, EVCI has failed to meet its obligations under the contract, then and in that event only, AAPC may:

            i.     provide  EVCI with  written  notice (the  "Default   Notice")
                   specifying the manner in which EVCI is in default under the contract;

            ii. EVCI shall have six months from receipt of the Default Notice to cure the default;

            iii. if at the end of such period EVCI has not cured the default, then this agreement shall terminate at the end of the then current session or if classes are not in session, immediately.

            e.) Any dispute which may arise between the parties in connection with whether the deficiencies identified in the default notices are breaches of EVCI's obligations under this contract, or in the event that EVCI contends that it has cured such deficiencies as set forth in the default notice and AAPC contends it has not, shall be arbitrated under the commercial arbitration rules of the American Arbitration Association. The award rendered therein shall be final and binding between the parties and may be entered as a judgment in any court of competent jurisdiction. The sole questions to be presented to the arbitrator shall be whether those matters identified as decencies in the Default Notice are in fact a breach of this agreement and if they were, then were the deficiencies cured. The arbitrator shall be chosen from a list of persons who have substantial experience in the distance learning field.

        22. AAPC shall have the right to offer courses via IDL on its own to others who are not under contract with EVCI. In such event, EVCI shall not have any obligation to market, provide any services or equipment, or incur any costs in connection with such offerings unless AAPC abides by the network services section of the agreement. In no event shall EVCI's equipment or network be used without a payment and licensing fee schedule agreed by EVCI prior thereto as set forth in sections 16d,e, f.

        23. AAPC agrees that, for the duration of this agreement and any extensions hereof, as well as for a period of ONE (1) YEAR immediately following any termination or expiration thereof, AAPC will not independently video conference or computer conference its courses or programs under this contract to EVCI students, clients or their employees.

        24. The parties agree that disclosure of the terms of this agreement to others will cause EVCI irreparable damage to its business. The parties agree, therefore, that AAPC shall not disclose the terms of this agreement with the prior written permission of EVCI.

        25. It is expressly agreed and understood that neither party shall be liable for incidental, special or consequential damages for any breach or violation of this agreement.

        26. This document constitutes the entire agreement between the parties, and any other agreements or representations, whether verbal or written, if not contained herein, are void, of no effect, and are not binding upon the parties.

        27. No valid modification, amendment, or deletion may be made to this agreement except in writing and executed by the parties in substantially the same manner as this agreement.

        28. Any and all notices required hereunder shall be by Certified Mail, Return Receipt Requested, to each party's last known address and shall be deemed given at the time of mailing.

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

        29. If any portion of this agreement shall be found to be void, voidable or unenforceable, it shall not effect the validity of the remainder of the agreement.

        30. This agreement shall be binding on the respective parties' heirs, successors, and assigns.

        31. The parties agree that any disputes or disagreements arising hereunder or in connection herewith shall be settled by binding arbitration before the American Arbitration Association at their offices located in White Plains, New York, and that any judgment awarded thereunder may be entered in any court of appropriate jurisdiction, and will have full force and effect therein.

        32. This agreement shall be construed in accordance with, and governed by, the laws of the State of New York.


        In witness whereof the parties have hereunto set their hands and seal the date first appearing above.

American Academy of Professional Coders, Inc.


By:/s/ Lan C. England
   --------------------
        President



EDUCATIONAL VIDEO CONFERENCING, INC.


By:/s/ Dr. John J. McGrath
   ----------------------------
    Dr. John McGrath
    CEO

                 FIRST ADDENDUM TO AGREEMENT BETWEEN EDUCATIONAL
                  VIDEO CONRERENCING, AND THE AMERICAN ACADEMY
             OF PROFESSIONAL CODERS FOR THE OFFERING OF INTERACTIVE
                           VIDEO CONFERENCED COURSES


Dated May 19, 2000


1. EVCI shall have the right, for the duration of this agreement and any renewal hereof, to offer the following educational training programs and courses offered by AAPC: Professional Medical Coding Curriculum, CPC or CPC-H examination review classes, and various specialty workshops to be jointly determined between EVCI and AAPC. This training may be provided for herein, via synchronous and asynchronous Interactive Distance Learning (hereinafter "IDL") commencing upon the execution of this agreement.



American Academy of Professional Coders

By: Lan C. England
   ------------------------------------





Educational Video Conferencing, Inc.

By: Dr. John J. McGrath
   ---------------------------------